Exhibit 10.9



                          COLLATERAL TRUST AGREEMENT

                         dated as of September 8, 2004

                                     among

                              FRIEDMAN'S INC. AND
                           OTHER IDENTIFIED PARTIES,
                                  as Grantors

                                      and

                                 William Kaye,
                             as Collateral Trustee




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
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                                                 TABLE OF CONTENTS



ARTICLE 1
         DEFINITIONS.....................................................................................- 3 -
         SECTION 1.1   Certain Defined Terms.............................................................- 3 -
         SECTION 1.2   Certain References................................................................- 6 -

ARTICLE 2

         ACCEPTANCE OF TRUST; EXECUTION AND DELIVERY
         OF SECURITY AGREEMENT AND INTERCREDITOR AGREEMENT;
         COVENANTS WITH RESPECT TO COLLATERAL;
         TRADE CREDITOR LIEN.............................................................................- 7 -

         SECTION 2.1   Acceptance of Trust...............................................................- 7 -
         SECTION 2.2   Execution, Delivery and Receipt of
                       Collateral Documents by Collateral Trustee........................................- 7 -
         SECTION 2.3   Execution and Delivery of Intercreditor Agreement.................................- 7 -

ARTICLE 3

         DEFAULT NOTICE; REMEDIES........................................................................- 7 -
         SECTION 3.1   Default Notice....................................................................- 7 -
         SECTION 3.2   Appointment and Authority of Collateral Trustee...................................- 8 -
         SECTION 3.3   Action Upon Receipt of Default Notice.............................................- 8 -
         SECTION 3.4   Distribution of Proceeds..........................................................- 8 -
         SECTION 3.5   Appointment of a Receiver.........................................................- 8 -
         SECTION 3.6   Exercise of Powers; Fiduciary Bond................................................- 8 -
         SECTION 3.7   Remedies Not Exclusive............................................................- 9 -
         SECTION 3.8   Right to Initiate Judicial Proceedings, Etc.......................................- 9 -
         SECTION 3.9   Limitation of Rights, Powers and Authority........................................- 10 -
         SECTION 3.10  Limitation on Collateral Trustee's Duties in Respect of Collateral................- 10 -
         SECTION 3.11  Limitation by Law.................................................................- 10 -

ARTICLE 4

         DIRECTION BY TRUST BOARD........................................................................- 10 -
         SECTION 4.1   Direction by Trust Board..........................................................- 10 -

ARTICLE 5

         PROCEEDS ACCOUNT................................................................................- 11 -
         SECTION 5.1   The Proceeds Account..............................................................- 11 -
         SECTION 5.2   Control of Proceeds Account.......................................................- 11 -
         SECTION 5.3   Investment of Funds Deposited in Proceeds Account.................................- 11 -

ARTICLE 6

         NOTICE TO TRADE CREDITORS; APPLICATION OF PROCEEDS..............................................- 12 -
         SECTION 6.1   Notice to Trade Creditors.........................................................- 12 -
         SECTION 6.2   Application of Proceeds...........................................................- 12 -
         SECTION 6.3   Distribution of Proceeds..........................................................- 13 -

ARTICLE 7

         AGREEMENTS WITH THE COLLATERAL TRUSTEE..........................................................- 14 -
         SECTION 7.1   Determination of Approve Trade Creditor Status;
                       Approved Trade Creditor Information...............................................- 14 -
         SECTION 7.2   Compensation and Expenses.........................................................- 14 -
         SECTION 7.3   Stamp and Other Similar Taxes.....................................................- 15 -
         SECTION 7.4   Filing Fees, Excise Taxes, Etc....................................................- 15 -
         SECTION 7.5   Indemnification...................................................................- 15 -
         SECTION 7.6   Further Assurances................................................................- 16 -
         SECTION 7.7   Notification of Receipt of Notice of
                       Default under Working Capital Facility............................................- 17 -

ARTICLE 8

         THE COLLATERAL TRUSTEE..........................................................................- 17 -
         SECTION 8.1   Exculpatory Provisions............................................................- 17 -
         SECTION 8.2   Delegation of Duties..............................................................- 18 -
         SECTION 8.3   Reliance by Collateral Trustee....................................................- 18 -
         SECTION 8.4   Limitations on Duties of the Collateral Trustee...................................- 19 -
         SECTION 8.5   Moneys to Be Held in Trust........................................................- 19 -
         SECTION 8.6   Resignation and Removal of Collateral Trustee.....................................- 19 -
         SECTION 8.7   Collateral Trustee Appointed Attorney-in-Fact.....................................- 20 -
         SECTION 8.8   Reasonable Care...................................................................- 20 -

ARTICLE 9

         APPROVED TRADE CREDITOR ACCOUNTHOLDER RIGHTS ...................................................- 21 -
         SECTION 9.1   Absolute rights of Approved Trade Creditor Accountholders.........................- 21 -

ARTICLE 10

         THE TRUST BOARD.................................................................................- 21 -
         SECTION 10.1  Establishment of Trust Board......................................................- 21 -
         SECTION 10.2  Replacement.......................................................................- 21 -
         SECTION 10.3  By-Laws...........................................................................- 22 -
         SECTION 10.4  Advice and Direction to Collateral Trustee........................................- 22 -
         SECTION 10.5  Investments.......................................................................- 22 -
         SECTION 10.6  Removal of Collateral Trustee.....................................................- 22 -
         SECTION 10.7  Expenses..........................................................................- 22 -
         SECTION 10.8  Standard of Care; Exculpation.....................................................- 22 -
         SECTION 10.9  Termination of the Trust Board....................................................- 22 -

ARTICLE 11

         MISCELLANEOUS...................................................................................- 23 -
         SECTION 11.1  Amendment or Waiver...............................................................- 23 -
         SECTION 11.2  Intercreditor Agreement...........................................................- 23 -
         SECTION 11.3  Notices...........................................................................- 23 -
         SECTION 11.4  Headings..........................................................................- 24 -
         SECTION 11.5  Severability......................................................................- 24 -
         SECTION 11.6  Claims Against Collateral Trustee.................................................- 24 -
         SECTION 11.7  Binding Effect; No Third Party Beneficiaries......................................- 24 -
         SECTION 11.8  Governing Law.....................................................................- 24 -
         SECTION 11.9  Trade Creditors Lien Termination..................................................- 25 -
         SECTION 11.10  Termination......................................................................- 25 -
         SECTION 11.11  Counterparts.....................................................................- 25 -
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                            EXHIBITS AND SCHEDULES
                            ----------------------

Exhibit A     -   Form of Default Notice

Exhibit B     -   Form of Payment Notice

Schedule I    -   Locations of Collateral



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                          COLLATERAL TRUST AGREEMENT

         THIS COLLATERAL TRUST AGREEMENT (this "Agreement") is dated as of
September 8, 2004 and entered into by and among FRIEDMAN'S INC., a Delaware corporation ("Friedman's" or the "Company"), the other parties identified as a "Grantor" on the signature pages hereto and such other parties as may become a Grantor hereunder, by joinder or otherwise, after the date hereof (including the Company, individually "Grantor", and collectively the "Grantors"), and William Kaye, 31 Rose Lane, East Rockway, New York, 11518, as collateral trustee (the "Collateral Trustee").

         WHEREAS, Grantors have entered into that certain Second Amended and Restated Credit Agreement dated as of September 7, 2004 (said Second Amended and Restated Credit Agreement, as it may heretofore and hereafter be amended, restated, supplemented or otherwise modified from time to time, being the "Senior Credit Agreement") by and among the Grantors, the revolving lenders, and term lenders party thereto, Bank of America, N.A. as administrative agent for such revolving lenders, Jewelry Investors II, L.L.C., as administrative agent for term lenders, and Bank of America, N.A., as Collateral Agent for all such lenders and agents (the "Senior Collateral Agent");

         WHEREAS, pursuant to the Senior Credit Agreement, the Company has entered into that certain Second Amended and Restated Security Agreement dated as of September 7, 2004 and the other Grantors have entered into that certain
Amended and Restated Security Agreement dated as of September 7, 2004 (said security agreements, as they may heretofore and hereafter be amended, restated, supplemented or otherwise modified from time to time, being the "Senior Security Agreements"), in each case in favor of the Senior Collateral
Agent;

         WHEREAS, Company has entered into and may from time to time hereinafter enter into certain Secured Trade Credit Program Letter Agreements
(each, together with the "Terms and Conditions and Statement of Qualifications" attached thereto, a "Letter Agreement" and, collectively, the "Letter Agreements") among Grantors and the approved trade creditors from time to time party thereto (each an "Approved Trade Creditor" and, collectively, the "Approved Trade Creditors");

         WHEREAS, Grantors other than Company have entered into that certain
Guaranty, dated as of the date hereof (as such agreement may be amended, restated, or otherwise modified from time to time in accordance with the terms of the Intercreditor Agreement (as defined below), the "Guaranty"), with respect to the indebtedness, liabilities, and obligations of the Company that are subject to the Letter Agreements;

         WHEREAS, the Senior Credit Agreement permits Grantors to grant a security interest to secure the prompt payment and performance when due of all obligations of Company in connection with trade credit now or hereafter extended by Approved Trade Creditors to the Company under the Letter
Agreements and the obligations of the other Grantors with respect thereto under the Guaranty as and to the extent provided in the Collateral Documents;


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         WHEREAS, in connection herewith the Collateral Trustee has entered into that certain Intercreditor Agreement, dated as of the date hereof (the
"Intercreditor Agreement"), by and between the Collateral Trustee and the
Senior Collateral Agent, pursuant to which the rights of the Collateral
Trustee hereunder with respect to the Collateral are subordinated to the rights of the Senior Collateral Agent under the Senior Security Agreements with respect to the Collateral (as defined below);

         WHEREAS, it is a condition precedent to the extensions of trade credit by Approved Trade Creditors under the Letter Agreements that Grantors shall have granted the security interests and undertaken the obligations contemplated by this Agreement;

         WHEREAS, the Grantors and the Collateral Trustee have entered into that certain Security Agreement, dated as of the date hereof, (as such agreement may be amended, restated, or otherwise modified from time to time in accordance with the terms of the Intercreditor Agreement, the "Junior Security
Agreement") in which the Grantors granted to the Collateral Trustee, for the benefit of the Approved Trade Creditors, a junior security interest in the Collateral;

         WHEREAS, this Agreement is intended to establish a trust under which
(i) the Collateral, (ii) all Proceeds (as defined below) at any time delivered to the Collateral Trustee and (iii) the Proceeds Account (as defined below) will be held by the Collateral Trustee in trust for, and for the benefit of, Approved Trade Creditor Accountholders (as defined below) upon the terms and conditions set forth herein; and

         WHEREAS, this Agreement is further intended to set forth (i) the terms and conditions upon which the Trust Estate (as defined below) will be administered by the Collateral Trustee, (ii) the rights and remedies of the Collateral Trustee, on behalf of the Approved Trade Creditor Accountholders, with respect to the Trust Estate and (iii) certain other matters related thereto.

                             DECLARATION OF TRUST:

         NOW, THEREFORE, in furtherance of the Financing Documents (as defined below), and in order to secure the prompt payment and performance of the Approved Trade Creditor Accounts (as defined below) and the other Obligations
(as defined below) and in consideration of the promises and mutual agreements set forth herein, the Grantors hereby confirm that (a) the Grantors own the Collateral in which the Grantors have granted, or are about to grant, the Trade Creditor Lien to the Collateral Trustee, for the benefit of the Approved
Trade Creditor Accountholders, and (b) on the terms and conditions provided for hereinbelow in this Agreement, subject to the terms and conditions of the Intercreditor Agreement, the Grantors shall remit to the Collateral Trustee for the benefit of Approved Trade Creditor Accountholders, all Proceeds at any time arising from the Disposition of any Collateral, and all such Proceeds shall be and remain subject to the Trade Creditor Lien at all times while this Agreement is in effect; and the Collateral Trustee does hereby declare that it holds as trustee in trust under this

                                     - 2 -

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Agreement all of the right, title and interest in, to and under the Trust
Estate, and the Grantors do hereby consent thereto.

         TO HAVE AND TO HOLD, the Trust Estate unto the Collateral Trustee and its successors in trust under this Agreement and its assigns and unto the assigns of its successors in trust forever or until terminated in accordance with the terms hereof.

         IN TRUST NEVERTHELESS, under and subject to the terms and conditions set forth herein, for the benefit of the Approved Trade Creditor
Accountholders and for the enforcement of the payment of the Approved Trade
Creditor Accounts and other Obligations, and for the performance of and compliance with the covenants and conditions of this Agreement, and the other
Collateral Documents (as defined below).

                                   ARTICLE 1

                                  DEFINITIONS

         SECTION 1.1 Certain Defined Terms. The following terms shall have the following meanings as used herein (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

                  "Accounts" or "Accounts" has the meaning set forth in
Article 9 of the UCC.

                  "Approved Trade Creditor" and "Approved Trade Creditors" have the meanings set forth in the recitals to this Agreement.

                  "Approved Trade Creditor Accountholders" means all Vendors, at any time of determination, to whom any Approved Trade Creditor Accounts are then owing.

                  "Approved Trade Creditor Accounts" means all accounts with respect to which a Vendor is entitled to a Trade Creditor Lien in accordance with the Letter Agreement signed by such Vendor.

                  "Approved Trade Creditor Accounts Balance" has the meaning set forth in Section 6.1.

                  "Approved Trade Creditor Information" has the meaning set forth in Section 7.1.

                  "Authorized Officer" means the Chairman, the President, the Chief Executive Officer, any Vice President, the Secretary or the Treasurer of a Person or any other officer designated as an "Authorized Officer" by the Board of Directors (or equivalent governing body) of such Person and shall include, with respect to the Trust Board, counsel to the Trust Board and any Person designated by the Trust Board in writing.


                                     - 3 -

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                  "Collateral" means the "Collateral" under, and as defined
in, the Senior Credit Agreement.

                  "Collateral Documents" means, collectively, all documents, instruments and agreements now or hereafter executed with or in favor of the Collateral Trustee guarantying or as security for the Obligations, including this Agreement, the Letter Agreements, the Guaranty and the Junior Security
Agreement, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced all in accordance with the terms of the Intercreditor Agreement.

                  "Collateral Trustee" has the meaning set forth in the recitals to this Agreement.

                  "Company" has the meaning set forth in the recitals to this Agreement.

                  "Default Notice" has the meaning set forth in Section 3.1 hereof.

                  "Disposition" means the sale, lease, transfer or other disposition of any Collateral or of any interest therein to a party other than a Grantor.

                  "Effective Date" means the date of this Agreement.

                  "Enforcement Action" means "Enforcement Action" under, and as that term is used in, the Intercreditor Agreement.

                  "Event of Default" means, subject to the terms of the Intercreditor Agreement, the occurrence and continuance of any "Program
Default" under, and as that term is used in, the Letter Agreements.

                  "Financing Agent" means the "Senior Collateral Agent" under, and as defined in, the Financing Documents.

                  "Financing Documents" means, collectively, Senior Credit
Agreement, together with all other documents, instruments and agreements at any time executed and/or delivered by the Grantors with or in favor of the Financing Lenders relating to such Senior Credit Agreement, as now in effect and as hereafter amended, modified, supplemented, renewed, restated or replaced, including, but not limited to, the Intercreditor Agreement.

                  "Financing Lenders" means, collectively, the Lenders under, and as defined in, the Financing Documents.

                  "Financing Liquidation" means the liquidation, removal or other disposal by the Financing Agent or Financing Lenders of the inventory and other collateral securing the Financing Obligations in accordance with the Financing Documents.


                                     - 4 -

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                  "Financing Obligations" means all obligations under
Financing Documents.

                  "Friedman's" has the meaning set forth in the recitals to this Agreement.

                  "Grantor" has the meaning set forth in the recitals to this Agreement.

                  "Guaranty" has the meaning set forth in the recitals to this Agreement.

                  "Intercreditor Agreement" has the meaning set forth in the recitals to this Agreement.

                  "Insolvency Proceeding" means "Insolvency Proceeding" under, and as that term is used in, the Letter Agreements.

                  "Junior Security Agreement" has the meaning set forth in the recitals to this Agreement.

                  "Letter Agreement" and "Letter Agreements" have the meanings set forth in the recitals to this Agreement.

                  "Minimum Trade Terms" means, with respect to any Vendor, all "Customary Terms" as defined in the Letter Agreement signed by such Vendor.

                  "Obligations" means (a) the indebtedness, liabilities, and obligations of the Grantors (other than the Company) under the Guaranty, (b) all obligations (including, without limitation, the Standstill Amount) of the Company in connection with trade credit now or hereafter extended by any Approved Trade Creditor to the Company, but only to the extent such obligations are to be secured pursuant to the terms of any Letter Agreement, together with all extensions or renewals thereof, whether or not from time to time decreased or extinguished and later increased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from Collateral Trustee or any Approved Trade Creditor as a preference, fraudulent transfer or otherwise, and all obligations of every nature of Grantors now or hereafter existing under this Agreement, and (c) principal, accrued and unpaid interest, accrued and unpaid reasonable, out-of-pocket expenses in connection with the collection thereof, together with the reasonable fees and disbursements of the Collateral Trustee and the reasonable disbursements of the Trust Board due and payable pursuant to this Agreement, the reasonable fees and disbursements of respective counsel to the Collateral Trustee and to the Trust Board due and payable pursuant to this Agreement and any indemnity and any other obligations, liabilities and indebtedness of the Grantors arising under this Agreement and under any of the other Collateral Documents.

                  "Payment Notice" has the meaning set forth in Section 6.1.

                  "Permitted Investments" means any bank and/or other investment account as shall be approved in writing by the Trust Board.

                                     - 5 -


                  "Proceeds" means, collectively, all proceeds of any kind or nature at any time arising from the Disposition of any of the Collateral.

                  "Proceeds Account" has the meaning set forth in Section 5.1 hereof.

                  "Senior Collateral Agent" has the meaning set forth in the recitals to this Agreement.

                  "Senior Credit Agreement" has the meaning set forth in the recitals to this Agreement.

                  "Senior Security Agreements" has the meaning set forth in the recitals to this Agreement.

                  "Standstill Amount" means "Standstill Amount" under, and as that term is used in, the Letter Agreements.

                  "Trade Creditor Lien" means the security interest granted under the terms of the Junior Security Agreement which is security interest is junior in all respects to the liens granted by Senior Security Agreement and subject to the terms of the Intercreditor Agreement.

                  "Trade Creditor Lien Termination Date" has the meaning set forth in Section 11.9.

                  "Trust Board" means the unofficial Collateral Trust Board appointed pursuant to this Agreement to advise the Collateral Trustee on various matters related to this Agreement and to act on behalf of Approved Trade Creditor Accountholders in accordance with the terms and conditions of this Agreement.

                  "Trust Estate" means the right, title and interest of the Collateral Trustee in, and under the Collateral Documents, the Trade Creditor Lien, the Collateral, all Proceeds of Collateral, the Proceeds Account and all income at any time arising from Permitted Investments.

                  "UCC" means the Uniform Commercial Code as in effect in the State of New York.

                  "Vendor Committee" means informal committee of Friedman's vendors formed on or about July 21, 2004.

                  "Vendors" means vendors who provide inventory to the Grantors for resale at retail, and (with respect to any particular accounts) any of such vendors' successors and assigns.

         SECTION 1.2 Certain References. The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement and section, schedule and exhibit references are to this Agreement, unless otherwise specified.

                                   ARTICLE 2

                  ACCEPTANCE OF TRUST; EXECUTION AND DELIVERY
                    OF SECURITY AGREEMENT AND INTERCREDITOR
               AGREEMENT; COVENANTS WITH RESPECT TO COLLATERAL;
                              TRADE CREDITOR LIEN

         SECTION 2.1 Acceptance of Trust. The Collateral Trustee, for himself and his successors, hereby accepts the trust created by this Agreement upon the terms and conditions hereof. Further, the Collateral Trustee, for himself and his successors, does hereby declare that he will hold the Trust Estate upon the trusts herein set forth and for the benefit of all Approved Trade Creditor Accountholders.

         SECTION 2.2 Execution, Delivery and Receipt of Collateral Documents by Collateral Trustee. On or about the date hereof, the applicable Grantors have executed and delivered to the Collateral Trustee a Junior Security Agreement covering the Collateral and the Guaranty, for the benefit of each of the Approved Trade Creditor Accountholders.

         SECTION 2.3 Execution and Delivery of Intercreditor Agreement. On or about the date hereof, the Collateral Trustee and the Financing Agent (on behalf of the Financing Lenders) have entered into and executed the Intercreditor Agreement.

                                   ARTICLE 3

                           DEFAULT NOTICE; REMEDIES

         SECTION 3.1 Default Notice. If an Event of Default shall have occurred and is continuing, subject to the terms of the Intercreditor Agreement, (a) until such time as the Collateral Trustee shall have received written direction to the contrary from the Trust Board, the Collateral Trustee shall have the authority and the right to take all such actions with respect to the Collateral Documents and the Collateral or otherwise as the Trustee shall determine in its discretion (which actions may include, subject to the terms of the Intercreditor Agreement, the institution of any remedies provided by this Agreement, any of the other Collateral Documents or by applicable law) and (b) the Trust Board (on behalf of the Approved Trade Creditor Accountholders) shall have the right to deliver to the Collateral Trustee at any time, at its option, an irrevocable written notice ("Default Notice"), substantially in the form attached hereto as Exhibit A, stating that an Event of Default has occurred and is continuing and directing the Collateral Trustee to take such action (or refrain from taking action) as therein requested by the Trust Board with respect to the Collateral Documents and the Collateral or otherwise (which action may include, without limitation, subject to the terms and conditions of the Intercreditor Agreement, the institution of any remedies provided by this Agreement, any of the other Collateral Documents or by applicable law).

         SECTION 3.2 Appointment and Authority of Collateral Trustee. As of the Effective Date, William Kaye has been appointed as Collateral Trustee for the benefit of the Approved Trade

Creditor Accountholders and the Collateral Trustee is authorized (subject to terms of the Intercreditor Agreement and any contrary and/or additional instructions delivered by the Trust Board in a Default Notice or in any other written notice supplemented thereto delivered to the Collateral Trustee), subject to the terms of the Intercreditor Agreement, to exercise all of the rights, remedies and powers set forth in the Collateral Documents and in this Agreement to be exercised by the Collateral Trustee, for the benefit of the Approved Trade Creditor Accountholders, with respect to the Collateral. The Collateral Trustee, including by and through its agents and employees, shall have the sole and exclusive right to take all such actions, subject to the terms of the Intercreditor Agreement, and, in furtherance thereof, no Approved Trade Creditor Accountholders shall have the right to individually exercise or enforce any rights, remedies and powers granted to the Collateral Trustee in the Collateral Documents and in this Agreement.

         SECTION 3.3 Action Upon Receipt of Default Notice. Upon receipt of a Default Notice (or at such later time as shall be the first time when such action is not prohibited by the Intercreditor Agreement), if the Collateral Trustee shall not then have commenced in its discretion any actions that the Collateral Trustee is authorized to take pursuant to Sections 3.1 and 3.2, then, subject to the Intercreditor Agreement, the Collateral Trustee shall promptly take such action as is requested by the Trust Board in such Default Notice or any notice supplemental thereto authorized or permitted by any of the Collateral Documents.

         SECTION 3.4 Distribution of Proceeds. In addition to all of the rights, remedies and powers that the Collateral Trustee may exercise in accordance with this Agreement and the Collateral Documents, the Trust Board shall have the right to direct in a Default Notice (subject to the terms of the Intercreditor Agreement) that the Collateral Trustee foreclose the Trade Creditor Lien with respect to the Collateral or any portion thereof and to distribute the proceeds thereof for the ratable benefit of all then existing Approved Trade Creditor Accountholders.

         SECTION 3.5 Appointment of a Receiver. Subject to any limitations under applicable laws and the Intercreditor Agreement, if a receiver of any of the Collateral shall be appointed in judicial proceedings, the Collateral Trustee may be appointed as such receiver. Notwithstanding the appointment of a receiver and subject to the terms of the Intercreditor Agreement, the Collateral Trustee shall be entitled to retain possession and control of all cash held by or deposited with him or his agents in accordance with the terms of this Agreement or any other Collateral Document.

         SECTION 3.6 Exercise of Powers; Fiduciary Bond. Subject to the provisions of Section 3.8 and Section 3.11 and subject to the terms of the Intercreditor Agreement, all of the powers, remedies and rights of the Collateral Trustee as set forth in this Agreement may be exercised by the Collateral Trustee in respect of the Collateral Documents and the Collateral as though set forth at length therein and all the rights, remedies and powers of the Collateral Trustee as set forth in this Agreement and in the other Collateral Documents may be exercised from time to time as herein and therein specified; provided, that, the Collateral Trustee shall not take any such action if the Collateral Trustee has received written direction from the Trust Board to refrain therefrom. Notwithstanding anything to the contrary set forth in this Section 3.6 or otherwise in this Agreement, the Collateral Trustee's exercise of its authority, rights and duties under this Agreement shall be subject to, in the discretion of the Trust Board, (a) the Collateral Trustee's delivery of a fiduciary bond or surety issued by such insurance company or other firm, and in such amount, as shall be reasonably acceptable to the Trust Board and/or
(b) the designation by the Trust Board of a Person to serve as a co-signatory with the Collateral Trustee on such bank and/or other investment accounts maintained from time to time by the Collateral Trustee, as shall be determined by the Trust Board. No Person dealing with the Collateral Trustee shall be obligated to inquire into the Collateral Trustee's authority under this Agreement.

         SECTION 3.7 Remedies Not Exclusive. (a) No remedy conferred upon or reserved to the Collateral Trustee herein or in the Collateral Documents is intended to be a limitation exclusive of any other remedy or remedies, but every such remedy shall be cumulative and shall be in addition to every other remedy conferred herein or in the Collateral Documents or now or hereafter existing at law or in equity or by statute. In addition to all of the rights and remedies set forth in the Collateral Documents, the Collateral Trustee shall have, subject to the Intercreditor Agreement, all of the rights and remedies of a secured party under the UCC, including, without limitation, the right to foreclose upon the Trade Creditor Lien granted by the Grantors pursuant to this Agreement in, and rights of setoff against, all Proceeds then held by the Collateral Trustee and to apply all such Proceeds to the payment of the Obligations, subject in all events to the Intercreditor Agreement. The Grantors hereby waive all notices of any such foreclosure upon and setoff against Proceeds in the possession of the Collateral Trustee, except as otherwise expressly required by the Intercreditor Agreement, the UCC or other applicable law.

                  (b) No delay or omission of the Collateral Trustee to exercise any right, remedy or power accruing upon the occurrence and continuance of an Event of Default shall impair any such right, remedy or power or shall be construed to be a waiver of such Event of Default or any acquiescence therein; and, subject to the Intercreditor Agreement, every right, power and remedy given to the Collateral Trustee by this Agreement or any of the Collateral Documents may be exercised from time to time and as often as may be deemed expedient by the Collateral Trustee, in each case subject to the Intercreditor Agreement.

                  (c) The Grantors expressly agree that all rights of action and rights to assert claims upon or under any Collateral Documents may be enforced by the Collateral Trustee without the possession of any instrument evidencing Approved Trade Creditor Accounts or the production thereof in any trial or other proceeding relative thereto, and any such suit or proceeding instituted by the Collateral Trustee shall be brought in its name as Collateral Trustee, and any recovery or judgment shall be held as part of the Trust Estate.

         SECTION 3.8 Right to Initiate Judicial Proceedings, Etc. Subject to the terms of the Intercreditor Agreement, if an Event of Default shall have occurred and be continuing, then (a) the Collateral Trustee shall have the right and power to institute and maintain such suits and proceedings as the Collateral Trustee or the Trust Board may deem appropriate to protect and enforce the rights vested in the Collateral Trustee by this Agreement and the other Collateral Documents, and (b) the Collateral Trustee may proceed by suit or suits at law or in equity to enforce such rights vested in the Collateral Trustee and to foreclose upon the Collateral and to sell all or, from time to time, any of the Collateral under the judgment or decree of a court of competent jurisdiction; provided, that, the Collateral Trustee shall not take any of such actions otherwise permitted under this Section 3.9 if the Trust Board has delivered written notice to the Collateral Trustee directing that the Collateral Trustee refrain therefrom.

         SECTION 3.9 Limitation of Rights, Powers and Authority. Notwithstanding anything to the contrary in this Agreement or in the Collateral Documents, (i) the Collateral Trustee shall have no rights, power or authority with respect to the Collateral which are greater than the rights, power or authority that would have been conferred upon the Approved Trade Creditors under the Collateral Documents if the Approved Trade Creditors were directly granted an interest in the Collateral, and (ii) the Collateral Trustee has only the rights, powers and authority conferred upon the Collateral Trustee under the terms of this Agreement.

         SECTION 3.10 Limitation on Collateral Trustee's Duties in Respect of Collateral. Beyond the duties set forth in this Agreement, the Collateral Trustee shall not have any duty to the Grantors, to the Trust Board or to the Approved Trade Creditor Accountholders as to any Collateral in the Collateral Trustee's possession or control or in the possession or control of any of his agents or nominees or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto, except that the Collateral Trustee shall be liable for the Collateral Trustee's failure to exercise reasonable care in the handling of the moneys actually received by the Collateral Trustee.

         SECTION 3.11 Limitation by Law. All rights, remedies and powers provided to the Collateral Trustee by this Agreement may be exercised only to the extent that the exercise thereof is in accordance with the terms and provisions of the Intercreditor Agreement and does not violate any applicable provision of law, and all the provisions of this Agreement are intended to be subject to all applicable mandatory provisions of law which may be controlling and to be limited to the extent necessary so that they will not render this Agreement invalid, unenforceable in whole or in part or not entitled to be recorded, registered, or filed under the provisions of any applicable law.

                                   ARTICLE 4

                           DIRECTION BY TRUST BOARD

         SECTION 4.1 Direction by Trust Board.

                  (a) Subject to Section 3.11 above and the terms of the Intercreditor Agreement, if an Event of Default shall have occurred and be continuing, then notwithstanding anything to the contrary set forth in this
Agreement:

                           (i) the Collateral Trustee shall take such action
as is necessary and appropriate for the performance of and compliance with the covenants and conditions of this Agreement as the Trust Board shall request in writing; and

                           (ii) the Collateral Trustee shall follow the
written directions of the Trust Board with respect to the time, method and place of taking any action required by the preceding paragraph (i), or, if no such direction is provided, then the Collateral Trustee may take such action in the manner that the Collateral Trustee deems necessary and appropriate for the performance of and compliance with the covenants and conditions of this Agreement.

                  (b) Nothing in this Section 4.1 shall impair the right of the Collateral Trustee to take or omit to take in his discretion any action deemed proper by the Collateral Trustee and which action or omission is not inconsistent with the provisions of this Agreement, the Intercreditor Agreement, or the direction of the Trust Board; provided, however, the Collateral Trustee shall not be under any obligation to take any action pursuant to this Agreement or any other Collateral Document without first being provided adequate security and indemnity by the Grantors and/or the Approved Trade Creditor Accountholders against the costs, expenses and liabilities which may be incurred by the Collateral Trustee in complying with such direction (except any cost, expense or liability caused by the Collateral Trustee's own gross negligence or willful misconduct), including such reasonable advances for such cost and expenses as may be requested by the Collateral Trustee. Any of the Grantors or the Approved Trade Creditor Accountholders may, but shall have no obligation to, furnish such security or indemnity or make such advances.

                                   ARTICLE 5

                               PROCEEDS ACCOUNT

         SECTION 5.1 The Proceeds Account. From and after the earlier to occur of (a) the Collateral Trustee's receipt of any Proceeds of Collateral or (b) the occurrence of an Event of Default and until the earlier to occur of (x) termination of this Agreement or (y) the date on which all of the Collateral has been liquidated and the Proceeds thereof have been fully distributed in accordance with the terms of this Agreement, the Collateral Trustee shall establish and maintain a bank account at a commercial bank located in New York City of recognized standing having capital in excess of US $500,000,000, which bank account shall be entitled the "Friedman's Proceeds Account" (the "Proceeds Account"). Subject to the Intercreditor Agreement, all Proceeds of Collateral at any time received by the Collateral Trustee shall be promptly deposited by the Collateral Trustee in the Proceeds Account, held by the Collateral Trustee as part of the Trust Estate, invested at the direction of the Trust Board in accordance with Section 5.3 below and distributed by the Collateral Trustee as soon as practicable thereafter in accordance with
Section 6.2 and the other provisions of this Agreement.

         SECTION 5.2 Control of Proceeds Account. The Proceeds Account shall be subject to the exclusive dominion and control of the Collateral Trustee, subject, however, to any co-signatory with respect thereto designated by the Trust Board pursuant to Section 3.6.

         SECTION 5.3 Investment of Funds Deposited in Proceeds Account. To the extent the Proceeds are on deposit in the Proceeds Account in accordance with the terms of this Agreement, the Collateral Trustee shall invest and reinvest such funds solely in Permitted Investments. All such investments and the interest and income received thereon shall be held as part of the Trust Estate. The Collateral Trustee shall have no responsibility for any loss resulting from a fluctuation in interest rates or the sale or other disposition of any Permitted Investment prior to its maturity date or otherwise. The Collateral Trustee shall have a reasonable period of time in which to reinvest the moneys on deposit in the Proceeds Account. In addition to the payment of expenses incurred by the Collateral Trustee pursuant to any other Section of this Agreement, subject to the terms and provisions of the Intercreditor Agreement, the Collateral Trustee may deduct from the funds on deposit in the Proceeds Account all of the actual and reasonable costs and expenses that the Collateral Trustee may incur in connection with (a) the exercise or enforcement of any of the rights and remedies of the Collateral Trustee hereunder or under any other Collateral Documents and (b) the custody and preservation of the Trust Estate.

                                   ARTICLE 6

              NOTICE TO TRADE CREDITORS; APPLICATION OF PROCEEDS

         SECTION 6.1 Notice to Trade Creditors. Promptly after the Collateral Trustee's commencement of the exercise of its rights and remedies under this Agreement and the other Collateral Documents, based upon the Approved Trade Creditor Information most recently delivered by the Grantors to the Collateral Trustee pursuant to Section 7.1, the Collateral Trustee shall mail a notice (the "Payment Notice") substantially in the form attached hereto as Exhibit B, to each of the Approved Trade Creditor Accountholders (i) notifying each of them that (x) an Event of Default has occurred and (y) as to any action taken by the Collateral Trustee with respect to the Collateral, and (ii) advising each of them of the amount of the Approved Trade Creditor Accounts owing to each of them (the "Approved Trade Creditor Accounts Balance"), respectively, as of the date of the Approved Trade Creditor Information most recently delivered by the Grantors to the Collateral Trustee. The Payment Notice shall further state that the Approved Trade Creditor Accounts Balance set forth in the Payment Notice shall be deemed correct and shall be the amount used by the Collateral Trustee in calculating the distributions to be made to the Approved Trade Creditor Accountholders pursuant to this Agreement, unless within 20 days of the mailing of the Payment Notice, an Approved Trade Creditor Accountholder shall provide to the Collateral Trustee and to the Grantors contrary information as to the Approved Trade Creditor Accounts Balance owed to it, in which case, the Collateral Trustee shall reserve (to the extent available) funds in the Proceeds Account to provide for any disputed amount until such dispute is resolved by such Approved Trade Creditor and the Grantors.

         SECTION 6.2 Application of Proceeds. If an Event of Default has occurred and is continuing, subject to the terms of the Intercreditor Agreement, all Proceeds at any time collected by the Collateral Trustee upon any sale or other disposition of any Collateral, together with all other moneys received by the Collateral Trustee under the Collateral Documents and at any time on deposit in the Proceeds Account shall be applied (a) at any time that any Senior Security Agreement or the Intercreditor Agreement is in effect, in accordance with the terms of the Intercreditor Agreement or (b) in the event the Senior Security Agreements and the Intercreditor Agreement are no longer in effect, such Proceeds shall be applied as follows:

                           FIRST: To the payment of (i) compensation payable
                  to the Collateral Trustee for services hereunder in accordance with the terms of this Agreement, and (ii) all reasonable costs, expenses and liabilities incurred by the Collateral Trustee in connection with the administration of, or exercise or enforcement of rights, duties and remedies under this Agreement and the other Collateral Documents, including, without limitation, all costs and expenses of the sale and/or other disposition of the Collateral and all reasonable costs and expenses and liabilities incurred and all advances made by the Collateral Trustee in connection therewith and the reasonable fees and disbursements of counsel and financial advisors to the Collateral Trustee (including, without limitation, local counsel retained by the Collateral Trustee in each jurisdiction in which the Collateral is respectively located);

                           SECOND: To the payment of all reasonable costs,
                  expenses and liabilities incurred by the Trust Board in connection with the Trust Board's exercise of its rights, duties or remedies under this Agreement, including, without limitation, the reasonable fees and disbursements of counsel and the accountants to the Trust Board;

                           THIRD: To the ratable payment of the Approved Trade
                  Creditor Accounts Balance then owing to each Approved Trade Creditor Accountholder to the extent such Approved Trade Creditor Accounts Balance is secured by the Trade Vendor Lien; and

                           FOURTH: To the Grantors, or as a court of competent
                  jurisdiction may direct;

         SECTION 6.3 Distribution of Proceeds. All distributions of Proceeds required to be made to the Approved Trade Creditor Accountholders pursuant to
Section 6.2 Third shall be made directly to each Approved Trade Creditor Accountholder at the respective addresses for each of the Approved Trade Creditor Accountholders in the Approved Trade Creditor Information most recently provided to the Collateral Trustee by the Grantors pursuant to
Section 7.1 of this Agreement.

                                   ARTICLE 7

                    AGREEMENTS WITH THE COLLATERAL TRUSTEE

         SECTION 7.1 Determination of Approved Trade Creditor Status; Approved Trade Creditor Information.

                  (a) Upon request of the Collateral Trustee at any time after the occurrence and during the continuance of an Event of Default, the Grantors shall deliver, or cause to be delivered, to the Collateral Trustee a list setting forth the following information (collectively, the "Approved Trade Creditor Information"): (i) the then aggregate unpaid Approved Trade Creditor Accounts Balance owing to each Approved Trade Creditor Accountholder and the amount of such unpaid Approved Trade Creditor Account Balance that is secured by the Trade Vendor Lien under the terms of the Letter Agreements, (ii) the names and addresses of all Vendors qualifying as Approved Trade Creditors and
(iii) such other information regarding the Approved Trade Creditor Accountholders necessary for the purposes of this Agreement as the Collateral Trustee may reasonably request. Unless otherwise specified herein and unless the Collateral Trustee shall have actual knowledge to the contrary, the Collateral Trustee may for all purposes of this Agreement and the other Collateral Documents rely on the Approved Trade Creditor Information provided to the Collateral Trustee by the Grantors.

         SECTION 7.2 Compensation and Expenses. (a) The Grantors agree, jointly and severally and subject to the terms and provisions of the Intercreditor Agreement, to pay to the Collateral Trustee (and any successor trustee appointed hereunder) and to the Trust Board, as applicable, (i) compensation for the services of the Collateral Trustee hereunder and under the other Collateral Documents and for administering the Trust Estate, $25,000 per annum prorated based on a 365 day year, payable on the date hereof and on each annual anniversary hereof while this agreement remains in effect; provided, however, from and after the month following the later to occur of
(1) the occurrence and continuance of an Event of Default and (2) the first date following the occurrence and continuance of an Event of Default on which, pursuant to the Intercreditor Agreement, the Collateral Trustee is permitted to exercise its rights and remedies pursuant to this Agreement and the other Collateral Documents with respect to such Event of Default, compensation for the services of the Collateral Trustee hereunder and under the other Collateral Documents and for administering the Trust Estate shall be the greater of the Collateral Trustee's hourly compensation for such services at the rate of $300 per hour or $35,000 per annum prorated based on a 365 day year, payable on each anniversary hereof while this agreement remains in effect (and prorated based on the number days remaining until such anniversary) and (ii) upon demand, all the reasonable out-of-pocket costs and expenses from time to time incurred by the Collateral Trustee and by the Trust Board (including, without limitation, the reasonable fees and disbursements of such counsel, agents and financial advisors as each of the Collateral Trustee, solely at the direction of the Trust Board, and the Trust Board, respectively, may retain; provided, that any such agents and financial advisors, other than counsel, may only be retained upon either the occurrence of an Event of Default or the commencement of an Insolvency Proceeding), whether arising in connection with the preparation, execution, delivery, modification and termination of this Agreement and the other Collateral

Documents and the enforcement of any of the provisions hereof or thereof or incurred or required to be advanced by the Collateral Trustee or by the Trust Board in connection with the administration of the Trust Estate, the sale or other disposition of Collateral and/or the preservation, protection or defense of the Collateral Trustee's or the Trust Board's rights under this Agreement and in and to the Collateral and the Trust Estate. The Grantors' obligations under this Section 7.2 shall survive the termination of the other provisions of this Agreement.

                  (b) Notwithstanding anything to the contrary contained in
Section 7.2(a) above, the Grantors shall not be required to obtain any appraisals with respect to any Collateral, nor shall the Grantors be obligated to reimburse the Collateral Trustee for any costs and expenses incurred by the Collateral Trustee, in the event the Collateral Trustee determines to obtain, or the Trust Board directs the Collateral Trustee to obtain, an appraisal of the Collateral.

         SECTION 7.3 Stamp and Other Similar Taxes. The Grantors agree, jointly and severally and subject to the terms and provisions of the Intercreditor Agreement, to indemnify and hold harmless the Collateral Trustee and Approved Trade Creditor Accountholders from any present or future claim for liability for any stamp or other similar tax and any penalties or interest with respect thereto, which may be assessed, levied or collected by any jurisdiction in connection with this Agreement, any Collateral Document, the Trust Estate or any Collateral. The obligations of the Grantors under this
Section 7.3 shall survive the termination of the other provisions of this Agreement.

         SECTION 7.4 Filing Fees, Excise Taxes, Etc. The Grantors agree, jointly and severally and subject to the terms and provisions of the Intercreditor Agreement, to promptly pay or to reimburse the Collateral Trustee for any and all amounts in respect of all filing, recording and registration fees, taxes, excise taxes and other similar imposts which may be payable or determined to be payable in respect of the execution, delivery, performance and enforcement of this Agreement or any Collateral Document. The obligations of the Grantors under this Section 7.4 shall survive the termination of the other provisions of this Agreement.

         SECTION 7.5   Indemnification.

         (a) The Grantors agree, jointly and severally and subject to the terms and provisions of the Intercreditor Agreement, to pay, indemnify, and hold harmless the Collateral Trustee and its agents (including, without limitation, any legal counsel and accountants) from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, and reasonable expenses and disbursements of any kind or nature whatsoever, including, but not limited to, reasonable attorneys' fees and disbursements, with respect to the execution, delivery, enforcement, and performance of this Agreement, the other Collateral Documents and the Trust Estate, unless arising from the gross negligence and/or willful misconduct of the Collateral Trustee or such agents as are seeking indemnification. For purposes of this Agreement, willful misconduct includes taking any Enforcement Action. In no event shall the Collateral Trustee be liable for indirect, punitive, special or consequential damage or loss (including but not limited to lost profits) whatsoever, even if the Collateral Trustee has been informed of the likelihood of such loss or damage and regardless of the form of action.

         (b) Each Approved Trade Creditor, in proportion to such Approved Trade Creditor's pro rata share of the aggregate Obligations, severally agrees to indemnify the Collateral Trustee, to the extent that such Collateral Trustee shall not have been reimbursed by any Grantor, all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, and reasonable expenses and disbursements of any kind or nature whatsoever, including, but not limited to, reasonable attorneys' fees and disbursements, with respect to the execution, delivery, enforcement, and performance of this Agreement, the other Collateral Documents and the Trust Estate, unless arising from the gross negligence and/or willful misconduct of the Collateral Trustee. If any indemnity furnished to the Collateral Trustee for any purpose shall, in the opinion of the Collateral Trustee, be insufficient or become impaired, the Collateral Trustee may call for additional indemnity and cease, or not commence, to do the acts indemnified against until such additional indemnity is furnished; provided, in no event shall this sentence require any Approved Trade Creditor to indemnify the Collateral Trustee against any liability, obligation, loss, damage, penalty, action, judgment, suit, cost, expense or disbursement in excess of such Approved Trade Creditor's pro rata share of the aggregate Obligations; and provided further, this sentence shall not be deemed to require any Approved Trade Creditor to indemnify the Collateral Trustee against any liability, obligation, loss, damage, penalty, action, judgment, suit, cost, expense or disbursement described in the proviso in the immediately preceding sentence.

         SECTION 7.6   Further Assurances.

                  (a) At any time and from time to time, upon the written request of the Collateral Trustee, and at the expense of the Grantors, but subject to the Intercreditor Agreement, each Grantor will promptly execute and deliver any and all such further instruments and documents and take such further action as is necessary or reasonably requested to further perfect, or to protect the perfection of, the liens and security interests granted under the Collateral Documents, including, without limitation, the filing of any financing or continuation statements under the UCC in effect in any applicable jurisdiction. In addition, to the foregoing, at any time and form time to time, upon the written request of the Grantors (which shall be made only upon the written direction of the Collateral Trustee), and at the expense of the Grantors, but subject to the Intercreditor Agreement, each Grantor will promptly execute and deliver any and all such further instruments and documents and take such further action as the Grantors have been so directed is necessary or reasonably requested to obtain the full benefits of this Agreement and the Collateral Documents and any of the rights and powers herein and therein granted (consistent with any exclusion or time periods provided for granting or perfection of liens and security interests contemplated by the Collateral Documents), including, without limitation, the filing of any financing or continuation statements under the UCC in effect in any jurisdiction with respect to the liens and security interests granted by the Collateral Documents (consistent with any exclusions or time periods provided for granting or perfection of liens and security interests contemplated by the Collateral Documents). Each Grantor also hereby authorizes the Collateral Trustee to sign and to file any such financing statement (if such Grantor fails to sign such financing statements within ten (10) Business Days after being requested to do so) and continuation statements without the signature of such Grantor, in each case to the extent permitted by applicable law. In the event that the Collateral Trustee files any such financing or continuation statements, the Collateral Trustee shall promptly provide copies thereof to the Grantors and the Financing Agent, provided, that the failure to provide such copies shall not affect the validity of such filings. Without limiting the generality of the foregoing, but subject to the Intercreditor Agreement, each Grantor will take any such action required to be taken by it pursuant to any Collateral Document.

                  (b) Subject to the Intercreditor Agreement and the Collateral Documents, Grantors shall give Collateral Trustee prompt written notice of any change in any Grantor's name, identity, corporate structure or jurisdiction of organization; Grantors shall not create or suffer to exist any Lien upon or with respect to any of the Collateral to secure the indebtedness or other obligations of any Person.

         SECTION 7.7 Notification of Receipt of Notice of Default under Working Capital Facility. The Grantors will notify the Collateral Trustee within three (3) Business Days of receipt by any of them of notice of the occurrence of any acceleration of the Financing Obligations under the Financing Documents.

                                   ARTICLE 8

                            THE COLLATERAL TRUSTEE

         SECTION 8.1   Exculpatory Provisions.

                  (a) The Collateral Trustee shall not be responsible in any manner whatsoever for the correctness of any recitals, statements, representations or warranties contained in this Agreement or any of the other Collateral Documents, all of which are made solely by the Grantors. The Collateral Trustee makes no representations as to the value or condition of the Trust Estate or any part thereof, or as to the title of any Grantors thereto, or as to the security afforded by the Collateral Documents or as to the validity, execution (except its own execution, where applicable), enforceability, legality or sufficiency of the Financing Documents or any of the Obligations, and the Collateral Trustee shall incur no liability or responsibility in respect of any such matters. The Collateral Trustee shall not be responsible for insuring the Trust Estate or for the payment of taxes, charges, assessments or liens upon the Trust Estate or otherwise as to the maintenance of the Trust Estate, except that in the event that the Collateral Trustee enters into possession of a part or all of the Trust Estate, the Collateral Trustee shall preserve the part in its possession.

                  (b) The Collateral Trustee shall not be required to ascertain or inquire as to the performance by any of the Grantors of any of the covenants or agreements contained in the Financing Documents, except if and to the extent that such covenants or agreements are also set forth as covenants or agreements to be observed and performed by the Grantors under this Agreement.

                  (c) The Collateral Trustee shall not be personally liable for any action taken or omitted to be taken by the Collateral Trustee in accordance with this Agreement or any other Financing Document, except for its own gross negligence and/or willful misconduct.

         SECTION 8.2 Delegation of Duties. The Collateral Trustee may execute any of the trusts or powers hereof and perform any duty under this Agreement and other Collateral Document either directly or by or through agents or attorneys-in-fact (which shall not include officers and employees of the Grantors). The Collateral Trustee shall not be responsible for the negligence or misconduct of any agents (which shall not include officers and employees of the Grantors) or attorneys-in-fact reasonably selected by it in good faith.

         SECTION 8.3 Reliance by Collateral Trustee.

                  (a) Whenever in the administration of the trusts of this Agreement the Collateral Trustee shall deem it necessary or desirable that a matter be proved or established in connection with the taking, suffering or omitting any action by the Collateral Trustee under this Agreement or any of the other Collateral Documents, unless otherwise provided herein or therein, such matter (unless other evidence in respect thereof be herein or therein specifically prescribed) may be deemed to be conclusively proved or established by a certificate of an Authorized Officer of the Grantors delivered to the Collateral Trustee, and such certificate shall constitute a full warranty to the Collateral Trustee for any action taken, suffered or omitted in reliance thereon unless the Collateral Trustee shall have actual knowledge of any inaccuracy therein.

                  (b) The Collateral Trustee may retain and consult with counsel and any opinion of such counsel shall be full and complete authorization and protection for the Collateral Trustee in respect of an action taken, suffered or omitted by it hereunder or under any of the other Collateral Documents in accordance with such opinion unless the Collateral Trustee has actual knowledge that such opinion is invalid or inaccurate or a reason to question the validity or accuracy of such opinion or of any assumption expressed therein as the basis for such opinion. The Collateral Trustee shall have the right at any time to seek instructions concerning the administration of the Trust Estate from any court of competent jurisdiction.

                  (c) The Collateral Trustee may rely, and shall be fully protected in acting, upon any resolution, statement, certificate, instrument, opinion, report, notice, request, consent, order, bond, or other paper or document which it reasonably believes to be genuine and to have been signed or presented by the proper party or parties or, in the case of emails and telecopies, to have been sent by the proper party or parties. In the absence of gross negligence or willful misconduct, the Collateral Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expression therein, upon any certificates or opinions furnished to the Collateral Trustee that conform to the requirements of this Agreement or any other Collateral Document.

         SECTION 8.4 Limitations on Duties of the Collateral Trustee.

                  (a) The Collateral Trustee undertakes to exercise and perform only the rights, authority and duties expressly set forth herein and in the other Collateral Documents.

                  (b) The Collateral Trustee may exercise the rights and powers granted to the Collateral Trustee by this Agreement and the other Collateral Documents, but only pursuant to the terms hereof and thereof and subject in all events to the terms of the Intercreditor Agreement.

                  (c) Except as herein otherwise expressly provided, the Collateral Trustee shall not be under any obligation to take any action which is discretionary with the Collateral Trustee under the provisions hereof or under any other Collateral Document, except upon express written request of the Trust Board.

                  (d) The Collateral Trustee shall make available for inspection and copying by the Trust Board, at the Grantors' cost and expense, each certificate or other paper at any time and from time to time furnished to the Collateral Trustee by any Grantors, or by any other Person, under or in respect of this Agreement, any other Collateral Document or the Trust Estate.

         SECTION 8.5 Moneys to Be Held in Trust. Subject to the terms and provisions of the Intercreditor Agreement, all moneys received by the Collateral Trustee under or pursuant to any provision of this Agreement or any other Collateral Document shall be held in escrow or in trust (as applicable, as required by this Agreement) for the purposes for which they were paid or are held.

         SECTION 8.6 Resignation and Removal of Collateral Trustee.

                  (a) The Collateral Trustee may at any time, by giving 30 days prior written notice to the Grantors, the Trust Board and the Financing Agent, resign and be discharged of the responsibilities hereby created, such resignation to become effective upon the appointment of a successor trustee by the Trust Board, and the acceptance of such appointment by such successor trustee. The Collateral Trustee may be removed at any time (with or without cause) and a successor trustee appointed by the affirmative majority vote of the Trust Board and with the written consent of the Grantors (which consent shall not be unreasonably withheld), provided that the Collateral Trustee shall be entitled to the fees and reasonable expenses payable to the Collateral Trustee under this Agreement through and including the date of removal. If no successor trustee shall be appointed and approved within 30 days from the date of the giving of the aforesaid notice of resignation or within 30 days from the date of such Trust Board vote for removal, the Collateral Trustee shall, or the Trust Board may, apply to any court of competent jurisdiction to appoint a successor trustee to act until such time, if any, as a successor trustee shall have been appointed as above provided. Any successor trustee so appointed by such court shall immediately and without further act be superseded by any successor trustee approved by the Trust Board as above provided.

                  (b) If at any time the Collateral Trustee shall become incapable of acting, or if at any time a vacancy shall occur in the office of the Collateral Trustee for any other cause, a successor trustee shall be appointed by the affirmative majority vote of the Trust Board, and the powers, duties, authority and title of the predecessor trustee terminated and cancelled without procuring the resignation of such predecessor trustee, and without any other formality (except as may be required by applicable law) other than the appointment and designation of a successor trustee in writing, duly acknowledged, delivered to the predecessor trustee and each of the Grantors and filed for record in each public office, if any, in which this Agreement is required to be filed.

                  (c) The appointment and designation referred to in Section 8.6(b) shall, after any required filing, be full evidence of the right and authority to make the same and this Agreement shall vest in such successor trustee, without any further act, deed or conveyance, all of the right, title and interest of such successor trustee's predecessor in and to the Trust Estate, and upon such filing for record the successor trustee shall become fully vested with all the estates, properties, rights, powers, trusts, duties, authority and title of its predecessor; but such predecessor shall, nevertheless, on the written request of the Trust Board, any of the Grantors or the successor trustee, execute and deliver an instrument transferring to such successor all the estates, properties, rights, powers, trust, duties, authority and title vested in the predecessor trustee. Any and all such deeds, conveyances and other instruments in writing shall, on request of such successor trustee, be executed, acknowledged and delivered by the Grantors, at the joint and several expense of the Grantors.

                  (d) Any public filing of the instrument appointing a successor trustee as hereinabove provided that is required to be made by applicable law relating to the validity and/or perfection of the Trade Creditor Lien in any of the Collateral shall be at the joint and several expense of the Grantors. The resignation of any trustee and the instrument or instruments removing any trustee, together with all other instruments, deeds and conveyances provided for in this Article 8 shall, if permitted by law, be forthwith recorded, registered and filed by and at the expense of the Grantors, wherever this Agreement is recorded, registered and filed.

         SECTION 8.7 Collateral Trustee Appointed Attorney-in-Fact. Each Grantor hereby constitutes and appoints the Collateral Trustee, with full power of substitution, as its true and lawful attorney-in-fact with full power and authority in the name of such Grantor or its own name and in the place and stead of such Grantor (which power and authority may only be exercised after the occurrence and during the continuance of an Event of Default), to take, subject to the other provisions of this Agreement, and the provisions of the Intercreditor Agreement, any action and to execute any instrument such attorney-in-fact may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, to receive, endorse and collect all instruments made payable to any Grantor representing any payment or other distribution in respect of the Collateral or any part thereof and to give full discharge for the same. The foregoing appointment shall be irrevocable for so long as this Agreement remains in effect.

         SECTION 8.8 Reasonable Care. The Collateral Trustee shall be deemed to have exercised reasonable care in the custody and preservation of and the Collateral in the Collateral Trustee's possession if the Collateral are accorded treatment substantially equal to that which the Collateral Trustee accords the Collateral Trustee's own property, it being understood that the Collateral Trustee shall not have any responsibility for taking any necessary steps to preserve rights against any parties with respect to the Collateral, except as expressly provided for by or in accordance with this Agreement.

                                   ARTICLE 9
                 APPROVED TRADE CREDITOR ACCOUNTHOLDER RIGHTS

         SECTION 9.1 Absolute rights of Approved Trade Creditor Accountholders. Notwithstanding any other provision of this Agreement or any provision of any of the other Collateral Documents, but subject to the provisions of the Intercreditor Agreement, the right of each Approved Trade Creditor Accountholder, which is absolute and unconditional, to receive payment to which it is entitled in respect of the Approved Trade Creditor Accounts owing to such Approved Trade Creditor Accountholder on or after the due date thereof, to institute suit for the enforcement of such payment on or after such due date, and to assert its position as a creditor in a case filed under the Bankruptcy Code, in which any of the Grantors is a debtor, shall not be impaired or affected without the written consent of such Approved Trade Creditor Accountholder. In addition, subject to the terms and conditions of the Intercreditor Agreement, any right of any Approved Trade Creditor Accountholder to receive payment or collateral security from sources other than the Trust Estate shall not be, and is not hereby, impaired or affected. Without limiting the generality of the foregoing, no Approved Trade Creditor Accountholder shall be hereby obligated to share with any other Approved Trade Creditor Accountholder any proceeds of such collateral security, any guaranty or right of setoff; nor, subject to the terms and conditions of the Intercreditor Agreement, shall any Approved Trade Creditor Accountholder's right to receive its ratable share of proceeds of the Trust Estate or any part thereof hereunder be diminished by or affected in any way by its right to receive proceeds of any other collateral, set-off, payment upon a guaranty or payment from any other source. In no event shall any Approved Trade Creditor have the right to receive more than the amount of Approved Trade Creditor Accounts Balance owed at any time to such Approved Trade Creditor Accountholder.

                                  ARTICLE 10

                                THE TRUST BOARD

         SECTION 10.1 Establishment of Trust Board. The Trust Board shall be established on the Effective Date and shall consist initially of three (3) members of the Vendor Committee.

         SECTION 10.2 Replacement. In the case of an inability or unwillingness of any member of the Trust Board to serve subsequent to his or her original appointment and acceptance, such member shall be replaced by designation of the remaining members of the Trust Board. If any position on the Trust Board remains vacant for more than thirty (30) days, such vacancy shall be filled within fifteen (15) days thereafter by the designation of the Vendor Committee without the requirement of a vote by the other members of the Trust Board. Each replacement member of the Trust Board must be an employee or designee of an Approved Trade Creditor at the time of his or her appointment to the Trust Board.

         SECTION 10.3 By-Laws. The Trust Board shall govern its proceedings through the adoption of by-laws, which the Trust Board shall adopt by majority vote. No provision of such by-laws shall supersede any express provision of this Agreement. Without limiting the generality of the foregoing, the Trust Board by-laws shall provide that all authorizations, directions and advice rendered by the Trust Board to the Collateral Trustee at any time pursuant this Agreement shall be by majority vote of the Trust Board and that all three
(3) members of the Trust Board shall constitute a necessary quorum required to vote on any matter to be voted upon by the Trust Board.

         SECTION 10.4 Advice and Direction to Collateral Trustee. The Trust Board shall provide advice, instruction and direction on matters arising in connection with the enforcement of this Agreement and the Collateral Trustee's exercise of its authority, rights and duties hereunder and in the administration and in the disposition and distribution of the Trust Estate, as requested by the Collateral Trustee, or as otherwise specifically provided herein.

         SECTION 10.5 Investments. The Trust Board may, by majority vote, authorize or restrict the Collateral Trustee's investment of the corpus of the Trust in prudent investments.

         SECTION 10.6 Removal of Collateral Trustee. The Trust Board may, by majority vote, remove the Collateral Trustee in its discretion.

         SECTION 10.7 Expenses. From and after the earliest date on which the Collateral Trustee may, in accordance with this Agreement and the Intercreditor Agreement, exercise any of its rights and remedies hereunder or under any other Collateral Document with respect to any Event of Default that has occurred and is continuing, each member of the Trust Board shall be entitled to the reimbursement of the member's reasonable and necessary expenses in carrying out his or her duties as a member of the Trust Board. The reimbursement of expenses of the Trust Board members shall be paid by the Grantors in accordance with Section 7.2.

         SECTION 10.8 Standard of Care; Exculpation. Neither the Trust Board nor any of its members, designees, counsel, financial advisors or any duly designated agent or representatives of any such party shall be liable for the act, default or misconduct of any other member of the Trust Board, nor shall any member be liable for anything other than such member's own gross negligence or willful misconduct. The Trust Board may, in connection with the performance of its duties, and in its sole and absolute discretion, consult with the Collateral Trustee's counsel and/or with counsel and other professional advisors directly retained by the Trust Board, and the Trust Board shall not be liable for anything done or omitted or suffered to be done in accordance with such advice or opinions. The failure of the Trust Board to consult with counsel, accountants or other professionals, shall not be deemed to impose any liability on the Trust Board, its members and/or designees.

         SECTION 10.9 Termination of the Trust Board. The members of the Trust Board shall resign their positions, whereon they shall be discharged from all further duties and responsibilities under this Agreement Upon the earlier of
(i) the termination of the Trade Vendor Lien under the terms and conditions of the Letter Agreements, or (ii) the certification by the Collateral Trustee that this Agreement has been terminated or that all of the Collateral and the Trust Estate have been distributed, abandoned or otherwise disposed of in accordance with this Agreement.

                                  ARTICLE 11

                                 MISCELLANEOUS

         SECTION 11.1 Amendment or Waiver. (a) None of the terms and conditions of this Agreement or any of the other Collateral Documents may be changed, waived, modified or varied in any manner whatsoever unless approved in writing by the Trust Board by its majority vote, and set forth in a writing duly signed by the Grantors and by the Collateral Trustee. Any such amendment, waiver or modification shall be binding upon the Grantors, the Trust Board, all Vendors, and the Collateral Trustee and their respective successors and assigns. Notwithstanding anything in this Section 11.1 to the contrary, the Letter Agreements may be changed, waived, modified or varied in accordance with the terms of the Letter Agreements.

                  (b) Notwithstanding the provisions of Section 11.1(a), but subject to the Intercreditor Agreement, the Collateral Trustee and any Grantor may, at any time and from time to time, without the consent of the Trust Board, enter into one or more agreements supplemental hereto or to any Collateral Document, in form satisfactory to the Collateral Trustee, (i) to add to the covenants of such Grantor for the benefit of the Approved Trade Creditor Accountholders, or to surrender any right or power herein conferred upon such Grantor, or (ii) to mortgage, pledge or grant a security interest in favor of the Collateral Trustee as additional security for the Obligations any property or assets which are required to be mortgaged or pledged, or in which a security interest is required to be granted, to the Collateral Trustee pursuant to this Agreement.

         SECTION 11.2 Intercreditor Agreement. The Collateral Trustee hereby acknowledges and agrees, on behalf of itself and each Approved Trade Creditor, and each Approved Trade Creditor by its execution of its Letter Agreement thereby agrees that (a) this Agreement and the exercise of any rights and remedies hereunder by the Collateral Trustee, the Trust Board or any Approved Trade Creditor shall be subject to the terms of the Intercreditor Agreement, and (b) in case of a conflict between the terms of this Agreement and the terms of the Intercreditor Agreement or any Senior Security Agreement, the terms of the Intercreditor Agreement and/or such Senior Security Agreement, as applicable, shall govern.

         SECTION 11.3 Notices. All notices, requests, demands and other communications provided for or permitted hereunder shall, unless otherwise stated herein, be in writing and shall be sent by registered or certified mail, return receipt requested, telecopier or hand delivery;

                  (a) If to any Grantors, to c/o Friedman's Inc., 171 Crossroads Parkway, Savannah, Georgia 31422, Attention: Chief Executive Officer (or at such other address as shall be designated by the Grantors in a written notice to the Collateral Trustee and the Trust Board) with a copy to Skadden, Arps, Slate, Meagher & Flom (Illinois), 333 West Wacker Drive, Suite 2100, Chicago,

Illinois 60606, Attention: John Wm. Butler, Jr., Esq., counsel to the Grantors, or at such other address as shall be designated by such firm, to the Grantors and the Collateral Trustee;

                  (b) If to the Collateral Trustee, to William Kaye, 31 Rose Lane, East Rockway, New York 11518, or at such other address as shall designated by him in a written notice to each Grantor and to the Trust Board, with a copy to Otterbourg, Steindler, Houston & Rosen, PC., 230 Park Avenue, New York, New York 10169, Attention: Glenn B. Rice, Esq. and Scott L. Hazan, Esq., counsel to the Collateral Trustee, or at such other address as shall be designated by such firm, to the Grantors and to the Collateral Trustee;

                  (c) If to any Vendor, to it at the address specified from time to time in the Approved Trade Creditor Information provided by the Grantors to the Collateral Trustee pursuant to Section 7.1;

                  (d) If to the Trust Board, to such addresses as shall be designated by the Trust Board, to the Grantors and to the Collateral Trustee.

All such notices, requests, demands and communications shall be deemed to have been duly given or made, (i) when delivered by hand, (ii) five (5) Business Days after being deposited in the United States mail, postage prepared, or
(iii) when telecopied with receipt acknowledged.

         SECTION 11.4 Headings. Section, subsection and other headings used in this Agreement are for convenience of reference only and shall not affect the construction of this Agreement.

         SECTION 11.5 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         SECTION 11.6 Claims Against Collateral Trustee. This Agreement is made for the benefit of the Approved Trade Creditor Accountholders and any claims or causes of action which any Approved Trade Creditor Accountholders shall have against the Collateral Trustee shall survive the termination of this Agreement and the termination of the Trust Estate hereunder.

         SECTION 11.7 Binding Effect; No Third Party Beneficiaries. This Agreement shall be binding upon and inure to the benefit of each of the parties hereto and, additionally, shall inure to the benefit of the Trust Board and its successors and assigns and the Approved Trade Creditor Accountholders and each of their respective successors and assigns and nothing herein or in other Collateral Documents is intended or shall be construed to give any other Person any right, remedy or claim under, to or in respect of this Agreement, any other Collateral Document, the Collateral or the Trust Estate or any part thereof.

         SECTION 11.8 Governing Law. This Agreement and the rights and obligations of the parties hereto shall be governed by, and construed in accordance with, the laws of the State of New

York, without regard to the conflict of laws principles of such State and, to the extent applicable, the Bankruptcy Code.

         SECTION 11.9 Trade Creditor Lien Termination. The Trade Creditor Lien in the Collateral shall become effective as of the Effective Date and shall continue until such time as the Trade Creditor Lien terminates or ceases to apply under the terms of the Letter Agreements (the "Trade Creditor Lien Termination Date").

         SECTION 11.10 Termination. This Agreement shall terminate upon the earlier to occur of (a) date on which all Approved Trade Creditor Accounts and other Obligations that are outstanding as of the Trade Creditor Lien Termination Date have been indefeasibly paid in full and (b) the sale or other disposition of all of the Collateral and the final disposition of all Proceeds in accordance with this Agreement.

         SECTION 11.11 Counterparts. This Agreement may be executed in several counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.



                           [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement or caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.


                                      FRIEDMAN'S, INC.

                                       By:   /s/ C. Steven Moore
                                           ---------------------------------
                                           Name:  C. Steven Moore
                                           Title:


                                      FRIEDMAN'S FLORIDA PARTNERSHIP

                                       By:   /s/ C. Steven Moore
                                           ---------------------------------
                                           Name:  C. Steven Moore
                                           Title:


                                      FI STORES LIMITED PARTNERSHIP


                                       By:   /s/ C. Steven Moore
                                           ---------------------------------
                                           Name:  C. Steven Moore
                                           Title:


                                      FRIEDMAN'S HOLDING CORP.

                                       By:   /s/ C. Steven Moore
                                           ---------------------------------
                                           Name:  C. Steven Moore
                                           Title:


                                      FRIEDMAN'S MANAGEMENT CORP.

                                       By:   /s/ C. Steven Moore
                                           ---------------------------------
                                           Name:  C. Steven Moore
                                           Title:


                                      FCJV HOLDING CORP.


                                       By:   /s/ C. Steven Moore
                                           ---------------------------------
                                           Name:  C. Steven Moore
                                           Title:

                                      FCJV, L.P.


                                       By:   /s/ C. Steven Moore
                                           ---------------------------------
                                           Name:  C. Steven Moore
                                           Title:


                                      FRIEDMAN'S INVESTMENTS LLC


                                       By:   /s/ C. Steven Moore
                                           ---------------------------------
                                           Name:  C. Steven Moore
                                           Title:


                                      FRIEDMAN'S BENEFICIARY INC.


                                       By:   /s/ C. Steven Moore
                                           ---------------------------------
                                           Name:  C. Steven Moore
                                           Title:


                                      WILLIAM KAYE
                                      as Collateral Trustee

                                      By:    /s/ William Kaye
                                             -------------------------------
                                             Name: William Kaye
                                             Title: Collateral Trustee

                                   EXHIBIT A

                            FORM OF DEFAULT NOTICE


                                                  ______________, 200_

Mr. [],
  as Collateral Trustee
[]

Gentlemen:

         Reference is made to the Collateral Trust Agreement, dated as of _____________, 2004, by and among Friedman's Inc. and as defined therein, as the Grantors, and William Kaye, as Collateral Trustee (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Collateral Trust Agreement"). Capitalized terms used and not otherwise defined herein shall have their respective meanings as set forth in the Collateral Trust Agreement.

         Pursuant to the terms of the Collateral Trust Agreement, the Trust Board hereby notifies the Collateral Trustee that an Event of Default has occurred and is continuing under the Collateral Trust Agreement and hereby irrevocably directs the Collateral Trustee to [specify action requested by the Trust Board with respect to the Collateral Trust Agreement, the other Collateral Documents and the Collateral and/or actions already commenced by the Collateral Trustee that the Trust Board requests that the Collateral Trustee refrain from pursuing].

                                                     Very truly yours,

                                                     THE FRIEDMAN'S INC.
                                                     COLLATERAL TRUST BOARD

                                                     By:_______________________

                                                     Name: ____________________

                                                     Title: ___________________

cc:      Friedman's Inc.
         Attn:  Chief Executive Officer

                                   EXHIBIT B

                            FORM OF PAYMENT NOTICE

                                 William Kaye
                                 31 Rose Lane
                         East Rockway, New York 11518

                                                              __________, 200_

[Name and Address of Approved Trade Creditor Accountholder]

Attn:    [Contact Person]

                  Re:      Payment Notice
                           --------------
Gentlemen:

         Reference is made to the Collateral Trust Agreement, dated as of ______________, 2004 among Friedman's Inc. and William Kay, as Collateral Trustee (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Collateral Trust Agreement"). Initially capitalized terms used and not otherwise defined herein shall have their respective meanings as set forth in the Collateral Trust Agreement.

         Pursuant to the terms of the Collateral Trust Agreement, the Trustee hereby (i) notifies you that (x) an Event of Default has occurred and is continuing under the Collateral Trust Agreement and (y) the Collateral Trustee has [taken the following action with respect to the Collateral] and (ii) advises you that the books and records of the Grantors show that as of __________, 200_, the unpaid amount of Approved Trade Creditor Accounts due and payable to you as of _________, 200_, was $ _______________________ (the
"Approved Trade Creditor Account Balance"), of which $__________________ is secured by the Trade Vendor Lien.

         The Approved Trade Creditor Account Balance shall be deemed correct and shall be the amount used by the Trustee in calculating the distribution to be made to you pursuant to the Collateral Trust Agreement unless, within 20 days of the mailing of this Payment Notice, you shall provide to the Collateral Trustee and the Grantors contrary information as to the Approved Trade Creditor Account Balance owed to you, in which case, the Trustee shall reserve, to the extent available, funds in the Proceeds Account to provide for any disputed amount until such dispute is resolved.

                                                     Very truly yours,

                                                     __________________________
                                                     William Kaye,
                                                     Collateral Trustee